Finance of America Reverse LLC FAHB 2020-HB1 Due Diligence Review

February 4, 2020

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Finance of America Reverse LLC, FAHB 2020-HB1 ABS Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,750 Home Equity Conversion Mortgage loans (“HECMs” and the “Original Securitization Population”) owned by Finance of America Reverse LLC (“FAR” or “Client”). Sample selections from the Original Securitization Population were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. After sample selections were made and due diligence commenced, FAR added 215 HECMs to the Original Securitization Population that brought the total population to 1,965 HECMs. The additional 215 HECMs were not part of the Original Securitization Population sampled. At the request of FAR, the final population was reduced from 1,965 HECMs to 1,964 HECMs (the “Securitization Population”).

The Securitization Population is sub-serviced by Compu-Link Corporation dba Celink (“Celink”). The due diligence review performed on the Original Securitization Population included a review of documentation and images provided by the sub-servicer, documentation and images from a prior sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included lien searches on a sample of Texas properties and the order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. The due diligence review on the additional 215 HECMs only included testing to verify presence of FHA insurance as of November 30, 2019 (the “Cut-off Date”). The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below. Exceptions identified within the procedures below reflect HECMs remaining in the Securitization Population as of the date of this report.

Procedures

1.	Obtain a data tape from FAR with respect to the Original Securitization Population, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

AMC was provided direct access to Celink’s servicing system to review the data elements in the sub-servicing system of record.

MIP Rate

From a sample of 379 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 379 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

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Current Interest Rate

From a sample of 379 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 379 HECMs, AMC originally identified thirty-three (33) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the thirty-three (33) HECMs and compared the marketable title date represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. Two (2) exceptions were identified. There were no other exceptions noted.

Loan Status

From a sample of 379 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount

From a sample of 379 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by FAR. No exceptions were identified.

Called Due Date

From a sample of 379 HECMs, AMC identified 266 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified forty-three (43) instances where the Called Due Date reported was found to have a variance versus the data tape provided by FAR during the original diligence performed. Thirty-one (31) of the forty-three (43) variances were cleared when FAR provided an updated data tape. Twelve (12) exceptions remained. There were no other exceptions noted.

UPB at Called Due Date

From a sample of 379 HECMs, AMC identified 266 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation Called Due Date to the Called Due Date on the data tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history. AMC compared the UPB represented in the servicing system screen shot at the time of the Called Due Date to the UPB at Called Due Date field in the Cut-off Date data tape. A total of seventeen (17) variances were identified during the initial due diligence completed. Two (2) exceptions were cleared when FAR provided an updated data tape; fifteen (15) exceptions remained. There were no other exceptions noted.

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Original Note Rate

From a sample of 379 HECMs, AMC reviewed the original Note or retrieved the Note from Celink’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by FAR. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 379 HECMs, AMC identified 123 HECMs with adjustable rate features. AMC reviewed the Original Note retrieved from Celink’s servicing systems for the 123 HECMs. AMC compared the Margin represented in the Note to the Margin represented in the data tape provided by FAR. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 379 HECMs, AMC identified 123 HECMs with adjustable rate features. AMC reviewed the Original Note retrieved from Celink’s servicing systems for the 123 HECMs. AMC compared the Index represented in the Note to the Index represented in the data tape provided by FAR. There were no exceptions noted.

Debenture Rate

From a sample of 379 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the data tape. One (1) exception was originally identified with a variance from tape data. The one (1) original exception was cleared when FAR provided an updated data tape. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 379 HECMs, AMC identified 178 HECMs with a Foreclosure First Legal Date. AMC reviewed the 178 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by FAR. AMC originally found seven (7) exceptions; five (5) exceptions were subsequently cleared when FAR provided an updated data tape. Two (2) exceptions remained. There were no other exceptions noted.

Closing Date

From a sample of 379 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the data tape. There were no exceptions noted.

Amortization Type

From a sample of 379 HECMs, AMC reviewed the Original Note or retrieved the Note from Celink’s servicing system. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by FAR. There were no exceptions noted.

FHA Case Number

From a sample of 379 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by FAR. There were no exceptions noted.

Original Principal Limit

From a sample of 379 HECMs, AMC reviewed HERMIT screen shots from the sub-servicer to determine the Original Principal Limit and compared the Original Principal Limit to the data tape provided by FAR. There were no exceptions noted.

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Finance of America Reverse LLC, FAHB 2020-HB1 ABS Due Diligence

2.	Obtain and review FHA reporting from FAR and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,964 assets in the Securitization Population. On January 9, 2020, January 15, 2020, and January 23, 2020 AMC observed FAR via webcast retrieve an Excel export report of all FAR loans within the HERMIT system which included current endorsement status. While under continued observation, FAR removed the loans not included in the Securitization Population from the Excel export report. FAR then saved and transmitted the report directly to AMC for review. Where HECMs in the Securitization Population were not found in the report from HERMIT, FAR provided screen shots from the HERMIT system to support the endorsement status. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs from the Original Securitization Population at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 379 of the most recent appraisals found in the Original Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC originally identified fifty-four (54) HECMs with variances. FAR provided an updated tape to clear all but one (1) of the variances. The remaining variance has a date and amount discrepancy. No other exceptions were subsequently noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs from the Original Securitization Population at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 341 HECMs in the Original Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. Forty-five (45) HECMs did not have documentation provided by FAR to determine property occupancy. AMC identified 296 variances where the property inspection report showed a different result than the data tape. The variances identified were shared with FAR. FAR explained that the occupancy status reflected on the data tape represented the result of annual occupancy certification efforts made by the sub-servicer and not the property inspection outcome. Celink does not currently store inspection-based occupancy data in its servicing platform. The different occupancy data source has resulted in the high variance rates. FAR further explained that the sub-servicer has an initiative to begin storing property inspection outcomes in its servicing system in the future.

The variances identified are summarized below:

Data Tape Value	Diligence Value	Count
Occupancy Certificate not Received	By Owner	1
Occupancy Certificate not Received	Mortgagor Occupied	8
Occupancy Certificate not Received	N/A	9
Occupancy Certificate not Received	Occupied	2
Occupancy Certificate not Received	Occupied by Unknown	68
Occupancy Certificate not Received	Vacant	57
Occupancy Certificate not Received	No Documentation Provided	18
Occupancy Certificate Received	By Owner	2
Occupancy Certificate Received	Unknown Occupant	3
Occupancy Certificate Received	Mortgagor Occupied	18
Occupancy Certificate Received	N/A	7
Occupancy Certificate Received	Occupied	1
Occupancy Certificate Received	Occupied by Unknown	90
Occupancy Certificate Received	unknown Occupant	2
Occupancy Certificate Received	Vacant	28
Occupancy Certificate Received	No Documentation Provided	27
	Total	341

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b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by FAR.

From a sample of 341 HECMs in the Original Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. Seven (7) variances were originally identified during due diligence. One (1) variance was subsequently cleared after FAR updated the data tape to identify the accurate date of birth. Six (6) exceptions remained, five (5) of which were due to an unacceptable form of identification in the loan file. One (1) exception was noted due to no documentation being provided by FAR. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size from the Original Securitization Population at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 279 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the 279 HECM foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by FAR. Of the 279 HECMS with advances, AMC identified seventy (70) HECMs with over-allowable advances.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 347 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 347 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by FAR. One (1) exception was noted due to no documentation provided by FAR. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 290 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 290 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. FAR was unable to provide the correct loan-level invoices to support a transaction amount on four (4) disbursements. There were no other exceptions noted.

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d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 347 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 347 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. No exceptions were noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.
a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC reviewed tax lien search results provided by a third party on 191 HECMs in the Original Securitization Population. Of the HECMs with assessment data, AMC noted twenty-nine (29) total exceptions across twenty-three (23) unique HECMs. The twenty-three (23) unique HECMs with exceptions were as follows:

Civil Judgment	11 HECMs
Civil New Filing	2 HECMs
State Tax Lien	2 HECMs
Forcible Entry/Detainer	2 HECMs
Judgment Lien	2 HECMs
Federal Tax Lien and Small Claims Judgment	1 HECM
Small Claims Judgment and 2 Civil Filing	1 HECM
2 Civil Judgments	1 HECM
3 Federal Tax Liens	1 HECM

FAR indicated lien monitoring occurs through multiple processes. FAR ensures its sub-servicer monitors the lien status via third-party vendors, and an additional search is ordered when the HECM becomes due and payable. There were no other exceptions noted.

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs from the Original Securitization Population at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old from the Original Securitization Population, select an 8% sample, and order Broker Price Opinions.

BPOs were ordered for 293 HECMs in the Original Securitization Population. The results of all the valuations have been provided to FAR.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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